EXHIBIT 32

Certification of Periodic Financial Report

by the Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of BioLargo, Inc. (the "Company"), hereby certify, based on our knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2007	By:	/s/ Dennis Calvert
Dennis Calvert
Chief Executive Officer

Date: May 18, 2007	By:	/s/ Dennis Calvert
Dennis Calvert
Chief Financial Officer